UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On January 22, 2008, DRI Corporation announced that management will be presenting at The Growth & Value Investor Conference, slated Feb. 27-28, 2008 from 5 p.m. to 9 p.m. at The Westin Fort Lauderdale in Florida.

In the same press release, the Company noted that, during first quarter 2008, management also plans to discuss the Company’s products, markets, technologies, and long-term growth initiatives with investment professionals in Europe, New York, Baltimore, and Washington, D.C.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.

(a)  Exhibits.

         99.1       Press release dated January 22, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	January 22, 2008	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Treasurer, and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated January 22, 2008.